                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): June 25, 1998

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)

               0-22073                            330284454
     (Commission File Number)           (IRS Employer Identification No.)

                 5120 Shoreham Place, San Diego, California 92122 (Address of principal executive offices, including zip code)

                                  (619) 452-2221
                (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On June 25, 1998, DAOU Systems, Inc., a Delaware corporation (the "Company"), acquired 100% of the issued and outstanding shares of Technology Management, Inc., an Indiana corporation ("TMI"), through the issuance of 1,078,963 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), to the stockholders of TMI (the "TMI Stockholders"). The acquisition was accomplished by means of a merger (the "TMI Merger") of TMI with and into DAOU-TMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DAOU-TMI"), pursuant to the terms of an Agreement and Plan of Merger, dated as of June 16, 1998 (the "TMI Merger Agreement"), by and among the Company, DAOU-TMI, TMI and the TMI Stockholders.

          As a result of the TMI Merger, all of the shares of TMI were canceled and retired, and TMI was merged with and into DAOU-TMI. Pursuant to the terms of the TMI Merger Agreement, the TMI Stockholders received 1,078,963 shares of Common Stock, having an aggregate value of approximately $18.6 million at the time of the TMI Merger. The TMI Merger constituted a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and will be recorded as a pooling of interests for accounting purposes.

     TMI is a provider of information technology consulting services primarily to the healthcare industry. Its services include executive counseling and education, management decision support, information engineering, process improvement re-engineering, and project management and implementation services.

          In addition, on June 25, 1998, the Company acquired 100% of the issued and outstanding shares of International Health Care Systems, Inc., a Florida corporation ("IHCS"), through the issuance of 224,668 shares of Common Stock to the stockholders of IHCS (the "IHCS Stockholders"). The acquisition was accomplished by means of a merger (the "IHCS Merger") of IHCS with and into DAOU-TMI, pursuant to the terms of an Agreement and Plan of Merger, dated as of June 16, 1998 (the "IHCS Merger Agreement"), by and among the Company, DAOU-TMI, IHCS and the IHCS Stockholders.

          As a result of the IHCS Merger, all of the shares of IHCS were canceled and retired, and IHCS was merged with and into DAOU-TMI. Pursuant to the terms of the IHCS Merger Agreement, the IHCS Stockholders received 224,668 shares of Common Stock, having an aggregate value of approximately $3.9 million at the time of the IHCS Merger. The IHCS Merger constituted a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and will be recorded as a pooling of interests for accounting purposes.

          IHCS was established to provide certain services in connection with the above described information technology consulting services of TMI.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Current Report on Form 8-K on or about August 1, 1998.

     (b)  Pro forma financial information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information, if any, shall be filed by amendment to this Current Report on Form 8-K on or about August 1, 1998.

     (c)  Exhibits.

          The following exhibits are filed herewith or incorporated by reference as part of this report:


 Exhibit
   No.         Document Description
---------      -------------------------------------------------
 2.1*+         Agreement and Plan of Merger, dated as of June 16,
               1998 (the "TMI Merger Agreement"), by and among
               DAOU Systems, Inc., a Delaware corporation, DAOU-
               TMI, Inc., a Delaware corporation and wholly-owned
               subsidiary of DAOU Systems, Inc., Technology
               Management, Inc., an Indiana corporation, and the
               stockholders of Technology Management, Inc.

 2.2**+        Agreement and Plan of Merger, dated as of June 16,
               1998 (the "IHCS Merger Agreement"), by and among
               DAOU Systems, Inc., a Delaware corporation, DAOU-
               TMI, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU Systems, Inc., International
               Health Care Systems, Inc., a Florida corporation, and the stockholders of International Health Care
               Systems, Inc.

 99.1***       Press release entitled "DAOU Systems Merges with
               Technology Management, Inc."


          * The table of contents to the TMI Merger Agreement lists the exhibits and schedules to the TMI Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the TMI Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** The table of contents to the IHCS Merger Agreement lists the exhibits and schedules to the IHCS Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the IHCS Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 19, 1998 and incorporated herein by reference.

          + Confidential treatment has been requested for portions of this exhibit.

                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 1998                   DAOU SYSTEMS, INC.



                                     By:       /s/  FRED C. McGEE
                                        --------------------------------------
                                        Fred C. McGee, Chief Financial Officer

                              EXHIBIT INDEX


 Exhibit
   No.         Document Description
---------      --------------------------------------------------
 2.1*+         Agreement and Plan of Merger, dated as of June 16,
               1998 (the "Merger Agreement"), by and among DAOU
               Systems, Inc., a Delaware corporation, DAOU-TMI,
               Inc., a Delaware corporation and wholly- owned
               subsidiary of DAOU Systems, Inc.,Technology
               Management, Inc., an Indiana corporation, and the
               stockholders of Technology Management, Inc.

 2.2**+        Agreement and Plan of Merger, dated as of June 16,
               1998 (the "IHCS Merger Agreement"), by and among
               DAOU Systems, Inc., a Delaware corporation, DAOU-
               TMI, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU Systems, Inc., International
               Health Care Systems, Inc., a Florida corporation, and the stockholders of International Health Care
               Systems, Inc.

 99.1***       Press release entitled "DAOU Systems Merges with
               Technology Management, Inc."


          * The table of contents to the TMI Merger Agreement lists the exhibits and schedules to the TMI Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the TMI Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** The table of contents to the IHCS Merger Agreement lists the exhibits and schedules to the IHCS Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the IHCS Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 19, 1998 and incorporated herein by reference.

          + Confidential treatment has been requested for portions of this exhibit.